                                                             EXHIBIT 10.154


                            [FIRST UNION LETTERHEAD]


                               December 15, 1995


                                                    LETTER OF CREDIT NO. S062573


Bank One, Texas, N.A.
910 Travis, 6th Floor
Houston, TX  77002
Attn:  Corporate Trust Department

Ladies and Gentlemen:

         At the request and on the instructions of the Taylor Detention Center Corporation, a Texas non-profit corporation (the "Issuer"), we hereby establish in your favor, as Trustee under the Trust Indenture dated as of December 15, 1995 (the "Indenture"), between the Issuer and you pursuant to which $24,545,000 in aggregate principal amount of the Issuer's Taxable Detention Center Revenue Bonds, Series 1995 (the "Bonds") are being issued, this Irrevocable Letter of Credit No. S062573 in the amount of $24,998,915.00 (the "Initial Stated Amount"), and, as from time to time, reduced and reinstated as hereinafter provided, the "Amount Available"; of which (i) subject to the provisions below reducing amounts available hereunder, $24,545,000 (as from time to time reduced and reinstated as hereinafter provided, the "Principal Amount Available"), shall be available for the payment of principal or the portion of Purchase Price corresponding to principal of the Bonds, and (ii) subject to the provisions below reducing amounts available hereunder, $453,915 (as from time to time reduced and reinstated as hereinafter provided, the "Interest Amount Available") shall be available for the payment of up to forty-five (45) days' interest or the portion of Purchase Price corresponding to interest on the Bonds, at an assumed rate of fifteen percent (15%) per annum. Subject to such aggregate limits and to the conditions set forth herein, funds may be drawn upon hereunder (i) with respect to payment of the unpaid principal amount or the portion of Purchase Price corresponding to the principal of the Bonds, and (ii) with respect to payment of up to forty-five
(45) days' interest accrued and payable or the portion of Purchase Price corresponding to interest accrued on the Bonds on or prior to their stated maturity date. This Letter of Credit is effective immediately and expires as of the close of business at our Presentation Office (as defined herein) on June 15, 1997 (as such date may be extended from time to time as hereinafter described, the "Stated Termination Date") or earlier as hereinafter provided, or unless otherwise renewed or extended. All drawings under this Letter of Credit will be paid with our own funds.

March 28, 1996
Page 2




         We hereby irrevocably authorize you to draw on us, in an aggregate amount not to exceed the Amount Available and in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth,
(1) in a single drawing (subject to the provisions contained in the next following paragraph) by your draft drawn on us at sight, presented for payment on a day on which banks in the State of North Carolina are open for the transaction of business of the nature required pursuant to the Indenture (a "Business Day") and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex A attached hereto (such draft accompanied by such certificate being your "Interest Draft"), an amount not exceeding the Interest Amount Available on the date of such drawing; (2) in one or more drawings by one or more of your drafts drawn on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written completed certificate signed by an Authorized Officer in the form of Annex B attached hereto (any such draft accompanied by such certificate being your "Tender Draft"), an aggregate amount not exceeding the Amount Available on the date of such drawing; (3) in one or more drawings by one or more of your drafts drawn on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex C attached hereto (any such draft accompanied by such certificate being your "Partial Redemption Draft"), an aggregate amount not exceeding the Amount Available on the date of such drawing; (4) in a single drawing by your draft drawn on us at sight presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex D hereto (any such draft accompanied by such certificate being your "Conversion Draft"), an amount not exceeding the Amount Available on the date of such drawing; and (5) in a single drawing by your draft drawing on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex E attached hereto (such draft accompanied by such certificate being your "Final Draft"), an amount not exceeding the Amount Available on the date of such drawing.

         If you shall draw on us by an Interest Draft, and you shall not have received from us, within ten (10) calendar days from the date of our payment in respect of such drawing, written notice to the effect that we have not been reimbursed for such drawing and that the interest portion of the Letter of Credit will not be reinstated, then (x) your right to draw on us in a single drawing by your Interest Draft under clause (1) of the immediately preceding paragraph shall be automatically reinstated, and (y) effective as of the eleventh (11th) calendar day from the date of our payment in respect of such drawing, you shall again be authorized to draw on us by your Interest Draft, in accordance with said clause (1). The provisions of this paragraph providing for the reinstatement of your right to draw on us by your Interest Draft in a succeeding single drawing shall be applicable to each successive drawing by your Interest Draft under clause (1) of the immediately preceding paragraph so long as this Letter of Credit shall not have terminated as set forth below.

March 28, 1996
Page 3




         Upon our honoring any Tender Draft presented by you hereunder, the Amount Available under this Letter of Credit shall be automatically reduced by the amount drawn under such Tender Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically reduced by an amount equal to the principal component of such Tender Draft and the Interest Amount Available to be drawn hereunder by you shall be automatically reduced by an amount equal to the amount of the interest component of such Tender Draft.

         Upon our honoring any Partial Redemption Draft presented by you hereunder, the Amount Available under this Letter of Credit shall be automatically and permanently reduced by the amount drawn under any such Partial Redemption Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the principal component of such Partial Redemption Draft honored by us hereunder and the Interest Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the amount of the interest which would accrue on an amount of principal equal to the principal component of such Partial Redemption Draft for forty-five (45) days at an assumed rate of fifteen percent (15%) per annum.

         Upon our honoring any Conversion Draft presented by you hereunder, the Amount Available under this Letter of Credit shall be automatically and permanently reduced by the amount drawn under any such Conversion Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the principal component of such Conversion Draft honored by us hereunder, and the Interest Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the amount of the interest component of any such Conversion Draft honored by us hereunder.

         The Amount Available, the Principal Amount Available and the Interest Amount Available drawn under this Letter of Credit with respect to any Tender Draft shall be reinstated as provided in this paragraph to the extent, but only to the extent, that we are reimbursed by or on behalf of the Issuer in immediately available funds delivered to us at the Presentation Office on or before 3:00 p.m. (Charlotte, North Carolina time) on a Business Day for any amount drawn in respect of principal and interest under any Tender Draft. If we receive such reimbursement by or on behalf of the Issuer, all in substantial conformity with the terms and conditions of this Letter of Credit, after 3:00 p.m. (Charlotte, North Carolina time) on a Business Day prior to the termination hereof, such reimbursement will be honored as stated above as if received on the next succeeding Business Day. Any amount received by us from or on behalf of the Issuer in reimbursement of amounts drawn hereunder by a Tender Draft shall, if accompanied by your completed certificate signed by you in the form of Annex F attached hereto, be applied to the extent of the amount received by us and indicated therein to reimburse us for amounts drawn hereunder by your Tender Drafts, and we will confirm to you the amount of the Principal Amount Available and the Interest Amount Available reinstated by such reimbursement by delivering to you the executed and completed acknowledgment accompanying the form of Annex F delivered by you in connection with such reimbursement. The Amount Available, the Principal Amount Available and the Interest Amount Available shall be reinstated only in compliance with the provisions of this paragraph.

March 28, 1996
Page 4




         Each draft and certificate presented hereunder shall be dated the date of presentation and each such draft and certificate shall be presented at our office located at Two First Union Center, T-7, Charlotte, North Carolina
28288- 0742, Attention: International Operations, or at any other office which may be designated by us by written notice delivered to you at least three (3) Business Days prior to the date on which interest is payable on the Bonds (the "Presentation Office"), and shall be presented on a Business Day. If we receive any of your drafts and certificates at such office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 11:00 a.m. (Charlotte, North Carolina time) on a Business Day on or prior to the termination of this Letter of Credit, we will honor the same by initiating the wire funds by 2:30 p.m. (Charlotte, North Carolina time) on the same day in accordance with your payment instructions, or on such other Business Day as you may direct. If we receive any of your drafts and certificates at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 11:00 a.m. (Charlotte, North Carolina time) on a business day prior to termination of this Letter of Credit, we will honor the same on the next succeeding Business Day by initiating the wiring of funds by 2:30 p.m. (Charlotte, North Carolina time) in accordance with your payment instructions, or on such other Business Day as you may direct. If requested by you, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of Richmond funds in your account in a bank on the Federal Reserve wire system or by deposit of same-day funds into a designated account that you maintain with us.

         In connection with the presentation of any Tender Draft or Conversion Draft, Bonds in aggregate principal amount equal to the principal amount of such Tender Draft or Conversion Draft shall be delivered to the Bank or its designee as promptly as practicable, and in any event, within five (5) business days after such presentation, registered in the name of the Issuer, pledged to the Bank, pursuant to the Pledge Agreement. With respect to any Tender Draft, the Bank agrees that it shall not release any Bonds pledged to it until the Trustee shall have received the Bank's executed acknowledgment accompanying the form of Annex F attached hereto, notifying the Trustee that the Letter of Credit has been reinstated so that the Amount Available as so reinstated shall equal or exceed the aggregate principal and forty- five (45) days' interest calculated at an assumed rate of fifteen percent (15%) per annum on all Bonds for which drawings are available hereunder, after giving effect to such release.

         Upon the earliest of (i) our honoring of your Final Draft presented hereunder, (ii) the second (2nd) day following the date on which we receive a certificate signed by an Authorized Officer stating that the interest rate on the Bonds has been converted to a fixed interest rate, (iii) the date on which we receive a certificate signed by an Authorized Officer stating that you have accepted an Alternate Letter of Credit (as defined in the Indenture) which is effective the date of such certificate, or (iv) the Stated Termination Date, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

         This Letter of Credit applies only to the payment of principal or the portion of Purchase Price of the Bonds corresponding to principal, and up to forty-five (45) days' interest accruing on the Bonds computed at a rate of fifteen percent (15%) per annum, from the date of issuance of this Letter of Credit

March 28, 1996
Page 5




through the date of termination of this Letter of Credit computed on the basis of actual days elapsed in a 365 or 366 day year, as the case may be, and does not apply to any interest that may accrue thereon or any principal, premium or other amounts that may be payable with respect to the Bonds subsequent to the expiration of this Letter of Credit.

         This Letter of Credit is transferable only in its entirety to any transferee whom you certify to us has succeeded you as Trustee under the Indenture, and may be successively transferred. Transfer of the Amount Available under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Annex G attached hereto and payment of the transfer commission referred to therein. Upon such presentation, we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue a letter of credit to your transferee with provisions therein consistent with this Letter of Credit.

         As used herein (i) "Authorized Officer" shall mean any person signing as one of your Vice Presidents, Assistant Vice Presidents, Trust Officers or Assistant Trust Officers and (ii) all other capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Indenture.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificate(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any documents, instrument or agreement except for such certificate(s).

         Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 revisions), International Chamber of Commerce Publication No. 500 (the "UCP") and, to the extent not inconsistent therewith, the laws of the State of Tennessee. Communications with respect to this Letter of Credit, other than presentations of drafts and certificates hereunder, shall be in writing and should be addressed

March 28, 1996
Page 6




to us at Two First Union Center, T-7, Charlotte, NC, 28288-0742, Attention:
International Operations, and shall specifically refer to the number of this Letter of Credit.


                                        Sincerely,

                                        FIRST UNION NATIONAL BANK
                                        NORTH CAROLINA



                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------

                                    ANNEX A

                    [Form of Certificate for Interest Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                           OF UP TO 45 DAYS' INTEREST

                    IRREVOCABLE LETTER OF CREDIT NO. S062573

         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S062573 (the "Letter of Credit; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to payment of interest on the Bonds, which payment is due and payable on a regular interest payment date under the terms of the Bonds. On the record date for such Interest Payment Date, none of such Bonds for which interest is drawn pursuant to the draft were held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer.

                 (3) [The Interest Draft accompanying this Certificate is the first Interest Draft presented by the Trustee under the Letter of Credit.]
                                        *  OR  [The Interest Draft last
         presented by the Trustee under the Letter of Credit was honored and
         paid by the Bank on                   ,        , and the Trustee has
                             ------------------  -------
         not received a notice within ten days of presentation of such Interest Draft from the Bank that an Event of Default has occurred under the Indenture.]

                 (4)      The amount of the Interest Draft accompanying this
         Certificate is $           .  It was computed in compliance with the
                         -----------
         terms and conditions the Bonds and the Indenture and does not exceed the Interest Amount Available to be drawn by the Trustee under the Letter of Credit.

                 (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the interest amount owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.





__________________________________

     * To be used in the Certificate relating to the first Interest Draft only.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this
Certificate as of the       day of                            , 19   .
                      -----        ---------------------------    ---


                                      BANK ONE, TEXAS, N.A., TRUSTEE


                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    ANNEX B

                     [Form of Certificate for Tender Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
           OF PRINCIPAL PURCHASE PRICE AND PORTION OF PURCHASE PRICE
                  CORRESPONDING TO INTEREST OF BONDS TENDERED

                    IRREVOCABLE LETTER OF CREDIT NO. S062573

         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S062573 (the "Letter of Credit; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon a tender of all or less than all of the Bonds, which are Outstanding (as defined in the Indenture), of the unpaid principal amount of the Bonds and accrued interest thereon to be purchased as a result of such tender pursuant to the terms of the Indenture (other than Bonds, presently held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer) which payment is due on the date on which this Certificate and the Tender Draft it accompanies are being presented to the Bank.

                 (3)      The amount of the Tender Draft accompanying this
         Certificate is equal to the sum of (i) $               being drawn in
                                                 --------------
         respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Issuer or by the Bank, or its designee, as pledgee of the Issuer) to be purchased as a result of a tender, which amount does not exceed the Principal Amount Available
         under the Letter of Credit, and (ii) $            being drawn in
                                               -----------
         respect of the payment of              days' [not to exceed 45 days']
                                   ------------
         accrued and unpaid interest on such Bonds constituting a portion of the purchase price of such Bonds being purchased as a result of a tender, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                 (4) The Trustee acknowledges that the Trustee shall, pursuant to the Indenture, credit the account of the Bank or its designee, a principal amount of Bonds equal to the principal amount of the Tender Draft accompanying this Certificate as promptly as practicable, and in any event within five (5) Business Days after presentation of the Tender Draft accompanying this Certificate.

                          (5) The Trustee hereby authorizes and instructs the Bank to pay the Tender Draft in the amount of $
                                                                    ----------
                 to the Tender Agent on behalf of the Trustee via the following wiring instructions:



                          ----------------------------

                          ----------------------------

                          ----------------------------

                          ----------------------------


                 (6) Upon receipt by the Tender Agent of the amount demanded hereby, (a) the Tender Agent will apply the same directly to the payment when due of the purchase price of Bonds tendered pursuant to the Indenture and the Tender Agent Agreement, (b) no portion of said amount shall be applied by the Tender Agent for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the Tender Agent.

                 (7) The amount of the Tender Draft accompanying this Certificate was computed by the Trustee in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

         The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring of the Tender Draft accompanying this Certificate, (i) the Amount Available under the Letter of Credit shall be automatically reduced by the aggregate amount of such Tender Draft, (ii) the Principal Amount Available under the Letter of Credit shall be automatically reduced by an amount equal to the amount of the principal component of such draft set forth in paragraph 3 above, and (iii) the Interest Amount Available under the Letter of Credit shall be automatically reduced by an amount equal to the amount of the interest component of such draft set forth in paragraph 3 above, each subject to reinstatement as set forth in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this
Certificate as of the       day of                            , 19   .
                      -----        ---------------------------    ---

                                     BANK ONE, TEXAS, N.A., TRUSTEE



                                     By:
                                        ---------------------------------------

                                     Name:
                                          ------------------------------------

                                     Title:
                                           ------------------------------------

                                    ANNEX C

               [Form of Certificate for Partial Redemption Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                 OF PRINCIPAL AND UP TO 45 DAYS' INTEREST UPON
                               PARTIAL REDEMPTION

                    IRREVOCABLE LETTER OF CREDIT NO. S062573

         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S062573 (the "Letter of Credit; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 45 days' accrued and unpaid interest on, the Bonds to be redeemed pursuant to the Indenture (other than Bonds presently held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer).

                 (3)      The amount of the Partial Redemption Draft
         accompanying this Certificate is $               and is equal to the
                                           --------------
         sum of (i) $             being drawn in respect of the payment of
                     ------------
         unpaid principal of Bonds (other than Bonds presently held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer) to be redeemed, which amount does not exceed the Principal Amount Available under the Letter of Credit and (ii) $
                                                               ------------
         being drawn in respect of the payment of       days' [not to exceed 45
                                                  -----
         days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                 (4) The amount of the Partial Redemption Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                 (5) This Certificate and the Partial Redemption Draft it accompanies are dated, and are being presented to the Bank on, the date on which the unpaid principal amount of, and accrued and unpaid interest on, Bonds to be redeemed are due and payable under the Indenture upon redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture).

                 (6) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of and accrued and unpaid interest on the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring of the Partial Redemption Draft accompanying this Certificate, (i) the Amount Available under the Letter of Credit shall be permanently reduced by the aggregate amount of such Partial Redemption Draft,
(ii) the Principal Amount Available under the Letter of Credit shall be permanently reduced by an amount equal to the amount of the principal component of such draft set forth in paragraph 3 above, and (iii) the Interest Amount Available under the Letter of Credit shall be permanently reduced by
$             , which is equal to an amount of interest which would accrue on
 -------------
an amount of principal equal to the principal component set forth in paragraph 3 above for a period of forty-five (45) days at a maximum rate of fifteen percent (15%) per annum.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this
Certificate as of the       day of                            , 19   .
                      -----        ---------------------------    ---


                                      BANK ONE, TEXAS, N.A., TRUSTEE



                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    ANNEX D

                   [Form of Certificate for Conversion Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                       OF PRINCIPAL PLUS ACCRUED INTEREST
                           UPON A MANDATORY PURCHASE
                     (CONVERSION TO A FIXED INTEREST RATE)

                    IRREVOCABLE LETTER OF CREDIT NO. S062573

         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S062573 (the "Letter of Credit; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon a mandatory tender for purchase
         pursuant to Section       of the Indenture (conversion to a Fixed
                             -----
         Interest Rate within the meaning of the Indenture) of all or less than all of the Bonds which are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 45 days' accrued and unpaid interest on, the Bonds to be so purchased (other than Bonds presently held of record by the Issuer, or the Bank, or its designee, as pledgee of the Issuer), which payment is due on the date on which this Certificate and the Conversion Draft it accompanies are being presented to the Bank.

                 (3)      The amount of the Conversion Draft accompanying this
         Certificate is $               and is equal to the sum of (i)
                         --------------
         $             being drawn in respect of the payment of unpaid
          ------------
         principal of Bonds (other than Bonds presently held of record by the Issuer or by the Bank, or its designee, as pledgee of the Issuer) to be purchased, which amount does not exceed the Principal Amount
         Available under the Letter of Credit and (ii) $             being
                                                        ------------
         drawn in respect of the payment of       days' [not to exceed 45
                                            -----
         days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                 (4) The amount of the Conversion Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                 (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of, and interest accrued and unpaid on, the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

                 (6) The Trustee acknowledges that the Trustee shall, pursuant to the Indenture, credit to the account of the Bank or its designee, a principal amount of Bonds equal to the principal amount of the Conversion Draft accompanying this Certificate as promptly as practicable, and in any event within five (5) Business Days after presentation of the Conversion Draft accompanying this Certificate.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this
Certificate as of the       day of                            , 19   .
                      -----        ---------------------------    ---

                                            BANK ONE, TEXAS, N.A., TRUSTEE



                                            By:
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------

                                    ANNEX E


                     [Form of Certificate for Final Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                OF PRINCIPAL PLUS ACCRUED INTEREST, UPON STATED
                OR ACCELERATED MATURITY OR OPTIONAL OR MANDATORY
                             REDEMPTION AS A WHOLE


                    IRREVOCABLE LETTER OF CREDIT NO. S062573


         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S062573 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, either at stated maturity, upon acceleration, or as a result of a redemption as a whole pursuant to the Indenture, of the unpaid principal amount of and up to 45 days' accrued and unpaid interest on, all of the Bonds which are "Outstanding" within the meaning of the Indenture (other than Bonds presently held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer).

                 (3)      The amount of the Final Draft accompanying this
         Certificate is $        and is equal to the sum of (i) $         being
                         -------                                 --------
         drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Issuer or by the Bank, or its designee, as pledgee of the Issuer), which amount does not exceed the Principal Amount Available under the Letter of Credit, and (ii)
         $         being drawn in respect of the payment of         days' not
          --------                                          -------
         to exceed 45 days' accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                 (4) The amount of the Final Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                 (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount and accrued and unpaid interest thereon owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered
         this Certificate as of the      day of               , 19   .
                                    ----        --------------    ---


                                        BANK ONE, TEXAS, N.A., TRUSTEE



                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:

                                              --------------------------------

                                    ANNEX F

              [Form of Reinstatement Certificate For Tender Draft]

             CERTIFICATE FOR THE REINSTATEMENT OF AMOUNTS AVAILABLE
                 UNDER IRREVOCABLE LETTER OF CREDIT NO. S062573


         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S062573 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2)      The amount of $         paid to you today by or on
                                         --------
         behalf of the Issuer is a payment made to reimburse you, pursuant to
         Section       of the Letter of Credit and Reimbursement Agreement
                 -----
         dated as of            (as amended or supplemented, the "Reimbursement
                     ----------
         Agreement") between the Issuer and the Bank, for amounts drawn under the Letter of Credit by Tender Drafts. The Trustee hereby requests that you reinstate the Letter of Credit upon receipt of such payment in an amount equal to the amount of payment so received.

                 (3)      Of the amount referred to in paragraph (2), $
                                                                       ---------
         represents the aggregate principal amount of Bonds resold or to be sold on behalf of the Issuer.

                 (4)      Of the amount referred to in paragraph (2), $
                                                                       --------
         represents accrued and unpaid interest on the Bonds.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this
Certificate as of the      day of           , 19    .
                      ----        ----------    ----


                                        BANK ONE, TEXAS, N.A., TRUSTEE


                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                        [attached to Annex F]


                                 ACKNOWLEDGMENT


             The Bank hereby confirms to the Trustee that the Principal Amount Available under the Letter of Credit has been reinstated by the amount $
                                                                        -------
and the Interest Amount Available under the Letter of Credit has been
reinstated by the amount of $         .
                             ---------

             This      day of            , 19   .
                  ----        -----------    ---



                                             FIRST UNION NATIONAL BANK OF
                                                    NORTH CAROLINA


                                             By:
                                                -------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------

                                    ANNEX G

                         [Form of Transfer Certificate]

                            INSTRUCTION TO TRANSFER


First Union National Bank of
  North Carolina
Two First Union Center
Charlotte, North Carolina  28288-0742

Attention:  International Operations

             Re:   Your Irrevocable Letter of Credit No. S062573

Ladies and Gentlemen:

             For value received, the undersigned beneficiary (the "Transferor") hereby irrevocably transfers to:



                           -------------------------
                            [Name of Transferee]


                           -------------------------
                                   [Address]


(the "Transferee") all rights of the Transferor with respect to the above-referenced Letter of Credit, including the right to draw under said Letter of Credit in the Amount Available. Said Transferee has succeeded the Transferor as Trustee under that certain Trust Indenture dated as of December 15, 1995 by and between Bank One, Texas, N.A., as initial Trustee thereunder and Taylor Detention Center Corporation, as Issuer (as amended or supplemented, the "Indenture"), and has complied with the provisions of the Indenture.

             By virtue of this transfer, the Transferee shall have the sole rights as beneficiary of said Letter of Credit, including sole rights relating to any past or future amendments thereof, whether increases or extensions or otherwise. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the Transferor.

             By its signature below, the Transferee acknowledges that it has duly succeeded the Transferor as Trustee pursuant to the Trust Indenture.


                   The advice of such Letter of Credit is returned herewith, along with a transfer fee of $1,000, and we ask you to endorse the transfer on the reverse side thereof and to forward it directly to the Transferee with your customary notice of transfer.


                                         Very truly yours,



                                         -------------------------------------

                                         By:
                                            -----------------------------------
                                            [insert name and title of
                                            authorized officer]

                                         (CORPORATE SEAL)



Acknowledged by:



--------------------------------------------
[Insert name of Transferee]

By:
   ----------------------------------
   [insert name and title of
   authorized officer]

(CORPORATE SEAL)






                                       2